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                                                                    EXHIBIT 10.4

                               D. R. HORTON, INC.


                    Form of Incentive Stock Option Agreement

                                 (Term Vesting)


         WHEREAS, _____________________________ (hereinafter called the
"Participant") has become an employee of D.R. Horton, Inc., a Delaware corporation (hereinafter called the "Company"), or one of its Subsidiaries (as defined herein) as a result of the merger of Schuler Homes, Inc. ("Schuler") with and into the Company, with the Company as the surviving corporation, pursuant to the Agreement and Plan of Merger, dated as of October 22, 2001, as amended (the "Merger Agreement"), between the Company and Schuler;

         WHEREAS, pursuant to Section 2.1.6 of the Merger Agreement and the terms of the Amended and Restated 1992 Stock Option Plan and the Amended and Restated 2000 Stock Incentive Plan of Schuler (the "Schuler Stock Option Plans"), each outstanding stock option held by the Participant to purchase shares of common stock of Schuler has been terminated and is being replaced with a comparable option to purchase Common Stock of the Company;

         WHEREAS, the grant of Option Rights to the Participant effective February 21, 2002 (the "Date of Grant") and the execution of a Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee duly adopted on February 21, 2002 and incorporated herein by reference;

         WHEREAS, the option granted hereby is intended to be an "incentive stock option" within the meaning of that term under Section 422A of the Code and it is intended that such grant shall not constitute a "modification" as defined in Section 424 of the Code, because it will constitute the issuance or substitution of a new option for an old option in a corporate merger



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under Section 424(a) of the Code, pursuant to an exception from the modification rules in Section 424(h)(3)(A) of the Code; and

         WHEREAS, pursuant to Section 424(a) of the Code, the excess of the aggregate fair market value of the shares subject to the Company option immediately after the substitution over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the Schuler option immediately before such substitution over the option price of such shares; and the new Company option does not give the Participant additional benefits which he didn't have under the old Schuler option;

         NOW, THEREFORE, effective as of the Date of Grant the Company hereby grants to the Participant an incentive stock option pursuant to the Company's 1991 Stock Incentive Plan (the "Plan") to purchase (INSERT NUMBER OF REPLACED SCHULER OPTIONS TIMES STOCK EXCHANGE RATIO (0.598)) shares of Common Stock at the price of (INSERT EXERCISE PRICE OF REPLACED SCHULER OPTIONS DIVIDED BY STOCK EXCHANGE RATIO (0.598)) Dollars ($_________ ) per share, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Participant upon payment of the aggregate Option Price in full, all subject, however, to the terms and conditions hereinafter set forth and in the Plan, which is incorporated herein by reference and, in the event of any conflict between the Plan and this Agreement, the terms of the Plan shall prevail. Capitalized terms used in this Agreement that are not otherwise defined in this Agreement are used as defined in the Plan.

                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)

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         1. (A) This option (until terminated as hereinafter provided) shall become exercisable as follows:

                     Time Period After         Number of Shares for Which
                       Date of Grant           Option is Exercisable
                       -------------           ---------------------

        (INSERT VESTING SCHEDULE REMAINING FROM REPLACED SCHULER OPTION)

                  Except as otherwise provided in paragraph 3, this option shall be exercisable only if the Participant shall have been in the continuous employ of the Company or any Subsidiary from the date hereof until this option is exercised. For the purposes of this paragraph, leaves of absence approved by the Board for illness, disability, military or governmental service, or other cause, shall be considered as employment. The Participant shall be deemed to be in the employ of the Company or any Subsidiary for so long as such Participant continues to render periodic services to the Company or any Subsidiary as an employee. The Participant shall be deemed to be an employee and to continue in the Company's employ for so long as the Participant continues in the employ of the Company or one or more of its Subsidiaries, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance. To the extent exercisable, this option may be exercised in whole or in part from time to time.

                  (B) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this option shall be exercisable to the extent of 100% of the shares hereinabove specified upon the occurrence of any Change in Control (as hereinafter defined) of the Company. For purposes of this Agreement, a "Change in Control" means the occurrence of any of the following events:

                           (i) A merger, consolidation or reorganization of the
                  Company into or with another corporation or other legal person if the stockholders of the Company, immediately before such merger, consolidation or reorganization, do not,


                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)

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                  immediately following such merger, consolidation or
                  reorganization, then own directly or indirectly, more than 50% of the combined voting power of the then-outstanding voting securities of the corporation or other legal person resulting from such merger, consolidation or reorganization in substantially the same proportion as their ownership of Voting Securities (as hereinafter defined) immediately prior to such merger, consolidation or reorganization;

                           (ii) The Company sells all or substantially all of
                  its assets to another corporation or other legal person, or there is a complete liquidation or dissolution of the Company;

                           (iii) There is a report filed on Schedule 13D or
                  Schedule 14D-1 (or any successor schedule, form or report) each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d) (2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding voting securities of the Company ("Voting Securities") (computed in accordance with the standards for the computation of total percentage ownership for the purposes of Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report)); or

                           (iv) The Company files a report or proxy statement
                  with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction.

Notwithstanding the provisions set forth in (iii) or (iv) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement solely because (i) the Company, (ii) any Subsidiary, or (iii) any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of Voting Securities, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the


                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)

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future by reason of such beneficial ownership. For purposes of calculating beneficial ownership pursuant to this subparagraph (B), any Voting Securities held by Donald R. Horton as of the date hereof or received by Donald R. Horton in connection with any merger involving the Company and any affiliate of the Company shall not be included in the calculation of beneficial ownership.

                  (C) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this option shall be exercisable to the extent of 100% of the shares hereinabove specified at the time the Participant ceases to be an employee of the Company or any Subsidiary upon the occurrence of the events described in subparagraph (B) or (D) of paragraph 3.


                  (D) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this option shall be exercisable to the extent of 100% of the shares hereinabove specified if the Participant is involuntarily terminated as an employee of the Company and its Subsidiaries without Cause for Termination (and not on account of death or disability) within six months from the Date of Grant. For purposes of this subparagraph (D) of this paragraph 1, "Cause for Termination" shall mean any reason related to the violation of policies, rules or directions of any employer or its management, misconduct or negligence in performing assigned responsibilities, failure to meet performance goals or objectives or to fulfill customary duties, conduct damaging to property or other interests, fraud, misappropriation, dishonesty or abuse of alcohol or any controlled substance, or similar basis related to performance or character.

                  2. The Option Price shall be payable (a) in cash or by check acceptable to the Company, (b) by transfer to the Company of shares of Common Stock which have been owned by the Participant for more than six months prior to the date of exercise and which have an aggregate Market Value per Share on the date of exercise equal to the aggregate Option Price, (c) by a combination of the methods of payment set forth in clauses (a) or (b) above, or


                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)

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(d) through a broker-dealer sale and remittance procedure, pursuant to which the
Participant shall provide irrevocable written instructions (i) to the designated broker-dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) to the Company to deliver the certificates for the purchased shares directly to such broker-dealer.

         3. The nonvested portion of this option shall terminate immediately upon termination of employment. The vested portion of this option shall terminate on the earliest of the following dates:

                  (A) Three months after delivery to the Participant by the Company or a Subsidiary of notice of termination of the Participant's employment with the Company or a Subsidiary other than for any matter that constitutes a violation of the standard of employee conduct set forth in the Company's Employee Manual as in effect on the date of such termination or delivery to the Company by the Participant of notice of the voluntary termination by the Participant of the Participant's employment with the Company or a Subsidiary;

                  (B) Three months after the Participant ceases to be an employee of the Company or a Subsidiary by reason of retirement under a retirement plan of the Company or a Subsidiary, which retirement is at or after normal retirement age provided for in such retirement plan;

                  (C) Immediately upon the delivery to the Participant by the Company or a Subsidiary of notice of termination of the Participant's employment with the Company or


                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)
         a Subsidiary for any matter that constitutes a violation of the standard of employee conduct set forth in the Company's Employee Manual as in effect on the date of such termination;

                  (D) One year after the death or permanent disability of the Participant if the Participant dies or becomes permanently disabled while an employee of the Company or a Subsidiary; and

                  (E) (INSERT EXPIRATION DATE FROM REPLACED SCHULER OPTION).

Nothing contained in this option shall limit whatever right the Company or a Subsidiary might otherwise have to terminate the employment of the Participant. Except as otherwise provided in subparagraph (C) of paragraph 1, after the termination of the Participant's employment this option shall be exercisable for the same number of shares for which it was exercisable prior to such termination. In the event that the Participant's employment terminates on the same date that a Change in Control of the Company occurs, the Change in Control will be deemed to have occurred prior to the termination of the Participant's employment.

         4. This option is not transferable or exercisable except as provided in Paragraph 9 of the Plan.

         5. Notwithstanding the provisions of Paragraph 10 of the Plan, no adjustment shall be made to this option without the prior written consent of the Participant if any such adjustment would constitute a "modification" of this option within the meaning of Section 424(h) of the Code.

                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)

         6. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with the exercise of this option, it shall be a condition to such exercise that the Participant pay or make provision satisfactory to the Company for payment of all such taxes.

         7. Upon each exercise of this option, the Company as promptly as practicable shall mail or deliver to the Participant a stock certificate or certificates representing the shares then purchased, and shall pay all stamp taxes payable in connection therewith. The issuance of such shares and delivery of the certificate or certificates therefor shall, however, be subject to any delay necessary to complete (a) the listing of such shares on any stock exchange upon which shares of the same class are then listed, (b) such registration or qualification of such shares under any state or federal law, rule or regulation as the Company may determine to be necessary or advisable, and (c) the making of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law, in respect of the exercise of this option or the receipt of such shares.

         8. The term "Subsidiary" as used in this Agreement means any corporation, trust, joint venture, partnership or other unincorporated entity in which, at the time, the Company owns or controls, directly or indirectly, (i) in the case of a corporation, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation, or (ii) in the case of a trust, joint venture, partnership or other unincorporated entity, not less than 50% of the beneficial interest of such entity. A corporation shall be considered to be a Subsidiary of the Company if it is a member of an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this Agreement, the continuous employ


                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)
of the Participant with the Company or a Subsidiary shall not be deemed interrupted, and the Participant shall not be deemed to have ceased to be an employee of the Company or any Subsidiary, by reason of the transfer of his employment among the Company and any of its Subsidiaries.

         EXECUTED at Arlington, Texas as of this 21st day of February, 2002.


                                                 D. R. HORTON, INC.


                                                 By
                                                    ----------------------------


         The undersigned Participant hereby acknowledges receipt of an executed original of this Incentive Stock Option Agreement and accepts the stock option granted thereunder.

                                                 -------------------------------
                                                 Participant


                                                         Stock Option Agreement-
                                                          Incentive Stock Option
                                          (Replacement of Schuler Stock Options)